Exhibit 3.46

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.

Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F991220000975

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

(Under Section 805 of the Business Corporation Law)

The undersigned Secretary of Gillette Global Network, Inc. (the “Corporation”) does hereby certify:

1.	The name of the Corporation is Gillette Global Network, Inc. having been formed under the name of GCI Communications, Inc.

2.	The Certificate of Incorporation of the Corporation was filed by the department of state on November 1, 1994.

3.	Paragraph FOURTH of the Certificate of Incorporation is hereby amended by adding paragraphs (c) – (p) thereto to designate Series A Convertible Preferred Stock and the designations, relative rights, preferences and limitations of the series are as follows:

(c) Three million (3,000,000) shares of Preferred Stock are hereby designated as Series A Convertible Preferred Stock.

(d) Except when automatically converted pursuant to paragraph FOURTH (e) or when liquidated pursuant to the rights described in paragraph FOURTH (f), the Series A Convertible Preferred Stock is convertible at the option of the holder into Common Stock. Each share of the Series A Convertible Preferred Stock is initially convertible into one share of Common Stock (the “Conversion Ratio”).

(e) The shares of Series A Convertible Preferred Stock will be automatically converted into shares of Common Stock (i) upon a public offering of Common Stock resulting in gross proceeds to the Corporation of $25,000,000 or more or (ii) upon the Corporation being given written notice of a vote or written consent of holders of at least two-thirds of the shares of Series A Convertible Preferred Stock then outstanding to convert.

(f) Except when converted pursuant to paragraph FOURTH (d) or (e), the shares of the Series A Convertible Preferred Stock shall, prior to a sale of any shares of the Corporation or a merger or consolidation involving the Corporation which will result in a change in identity of the person exercising a majority of the voting rights of the Corporation’s stock, be repurchased by the Corporation for a cash amount equal to three times the initial purchase price per share of Series A Convertible Preferred Stock plus all declared or accrued but unpaid dividends.

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(g) The Conversion Ratio shall be adjusted proportionally for any pro rata distributions to holders of shares of Common Stock and adjusted in the event (i) shares of Common Stock are issued by the Corporation at a purchase price per share of Common Stock less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, except in connection with the conversion or exercise of securities convertible into shares of Common Stock or a distribution subject to the terms above, (ii) securities convertible into shares of Common Stock are issued by the Corporation at a purchase price per convertible security divided by its conversion ratio which is less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, or (iii) options or warrants exercisable into shares of Common Stock are issued by the Corporation at an issue price plus exercise price which is less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, then the Conversion Ratio after the issuance shall equal the product of the initial purchase price per share of the Series A Convertible Preferred Stock multiplied by the number of shares of Common Stock outstanding after the issuance (which includes the number of shares of Common Stock into which the securities convertible into shares of Common Stock issued may be converted) divided by the sum of (X) the number of shares of Common Stock outstanding before the issuance multiplied by the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing before the issuance, (Y) the number of shares of Common Stock or securities convertible into shares of Common Stock issued multiplied by their issue price per share and (Z) the number of shares of Common Stock issuable due to the exercise of options or warrants multiplied by the sum of their issue price and exercise price. For the purposes of this calculation, shares of Common Stock issuable due to options outstanding as of the date hereof, shares of Common Stock issuable due to options and stock awards granted pursuant to the 1999 Stock Incentive Plan, and shares of Common Stock issuable due to warrants granted pursuant to the 1999 Real Estate Partners Warrant Program shall be deemed outstanding.

Notwithstanding the foregoing, shares of Common Stock issued due to options outstanding as of the date hereof, shares of Common Stock issued due to options and stock awards granted pursuant to any stock option plan, shares of Common Stock issued due to warrants granted pursuant to the Corporation’s 1999 Real Estate Partners Warrant Program, shares of Common Stock issued due to the conversion of the shares of the Series A Convertible Preferred Stock or shares of Common Stock issued in connection with a merger or acquisition, shall not cause adjustment of the Conversion Ratio.

(h) The shares of Series A Convertible Preferred Stock are entitled to that number of votes equal to the whole number of shares of Common Stock into which the shares of Series A Convertible Preferred Stock may be converted at the time of such vote.

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(i) Prior to January 1, 2003, the shares of Series A Convertible Preferred Stock outstanding at the time the Corporation declares any dividend to be paid upon the shares of Common Stock are entitled pro rata to those dividends on an as-converted basis (the “Shared Dividend”). The right to any declared but unpaid Shared Dividend shall not terminate upon conversion of the shares of Series A Convertible Preferred Stock after the declaration, but rather shall be distributed proportionately to the shares of Series A Convertible Preferred Stock into which the same may be converted into shares of Common Stock.

(j) From and after January 1, 2003, in addition to any Shared Dividend previously declared but yet unpaid, the shares of Series A Convertible Preferred Stock outstanding are entitled to cumulative cash dividends based on the initial purchase price per share of the shares of Series A Convertible Preferred Stock at the annual rate of four percent above the London Interbank Offered Rate, as reported in the Wall Street Journal on the business day preceding the quarterly date payable (the “Cumulative Cash Dividend”). The Cumulative Cash Dividend accrues quarterly in arrears and is payable in cash on the last business day of each calendar quarter up to an amount equal to 50% of the maximum amount legally available for dividend distribution during such quarter and prior to the payment of any dividends on the shares of Common Stock.

(k) From and after January 1, 2004, the shares of Series A Convertible Preferred Stock may be redeemed at the end of any calendar quarter at the option of either the holder or the Corporation, upon sixty days prior written notice, at a cash price equal to the initial purchase price per share of the shares of Series A Convertible Preferred Stock plus declared but unpaid Shared Dividends and accrued but unpaid Cumulative Cash Dividends. The Corporation may not use more than 50% of the cash flow of the Corporation for any quarter to redeem the shares of Series A Convertible Preferred Stock and the minimum amount to be redeemed during any calendar quarter shall be one thousand dollars ($1,000).

(l) Without the approval of the holders of a majority of shares of Series A Convertible Preferred Stock, the shares of Series A Convertible Preferred Stock may not be redeemed, other than pursuant to paragraph FOURTH (k).

(m)Without the approval of the holders of a majority of shares of the Series A Convertible Preferred Stock, the Corporation may not repurchase any shares of Common Stock except for buy-backs under employee plans and [Illegible] (including, without limitation, under the Corporation’s 1999 Incentive Stock Option Plan), which buy-backs are limited to an aggregate amount of $100,000 in any twelve month period.

(n) Without the approval of the holders of a majority of shares of the Series A Convertible Preferred Stock, the Corporation may not authorize or issue any of equity security of the Corporation ranking senior to or pari passu with the shares of the Series A Convertible Preferred Stock.

3

[ILLEGIBLE]

(o) The shares of the Series A Convertible Preferred Stock are entitled, as a series, to elect one member of the Board of Directors (the “Preferred Director”) and to vote, on an as-converted basis, together with the Common Stock in the election of the remaining members of the Board of Directors.

(p) In the event of dissolution, liquidation or winding up of the Corporation the holders of shares of the Series A Convertible Preferred Stock are entitled, after the debts of the Corporation shall have been paid, to receive out of the assets remaining the initial purchase price per share of the shares of Series A Convertible Preferred Stock together with all dividends thereon cumulated, accrued or in arrears, whether or not earned or declared, before any payment is made or assets set apart for payment to the holders of shares of any other series of Preferred Stock or the Common Stock and shall be entitled to no further payments or distributions. Merger or consolidation with one or more corporations shall not constitute dissolution, liquidation or winding up of the Corporation.

4.	The foregoing amendment to the Certificate of Incorporation was authorized by a majority vote of the directors of the Corporation followed by a majority vote of the shareholders of the Corporation.

Signed this 20th day of December, 1999

/s/ Raul Martynek
Raul Martynek, Secretary

4

F991220000975

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

DRAWDOWN

DELANEY-30

FILED BY:

GILLETTE GLOBAL NETWORK, INC.

39 BROADWAY, 19TH FLOOR

NEW YORK, NEW YORK 10006

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	DEC 20 1999

TAX $

99122000030

5

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.

Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F000620000427

RESTATED CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

(Under Section 807 of the Business Corporation Law)

The undersigned Secretary of Gillette Global Network, Inc. (the “Corporation”) does hereby certify:

1.	The name of the Corporation is Gillette Global Network, Inc. having been formed under the name of GCI Communications, Inc.

2.	The Certificate of Incorporation of the Corporation was filed by the New York Department of State on November 1, 1994.

3.	The Certificate of Incorporation is hereby amended to increase the number of shares of capital stock, to change the Corporation’s address for service of process, and to permit action taken by written consent of shareholders without a meeting. In order to accomplish the foregoing. ARTICLE FOURTH(a) and ARTICLE FIFTH are hereby amended and a new ARTICLE SEVENTH is hereby included, each as follows:

“FOURTH: (a) The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is SIX HUNDRED MILLION (600,000,000). The Corporation is authorized to issue two classes of stock to be designated, respectively as Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”). The total number of shares of Common Stock is Five Hundred Million (500,000,000) at $0.0001 par value. The total number of shares of “Preferred Stock is One Hundred Million (100,000,000) at $0.0001 par value.”

“FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

c/o	JOSEPH P. GILLETTE

39 Broadway, 19th Floor

New York, New York 10006”

“SEVENTH: Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent setting forth the action so taken, signed by the holders of outstanding share, having not less than the minimum number of votes that would be [Illegible] to take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted.”

4.	The Certificate of Incorporation is hereby restated in its entirely as follows:

FIRST: The name of the Corporation is Gillette Global Network, Inc.

SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Article IV of the Business Corporation Law, except that is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD: The office of the Corporation is to be located in the County of New York; State of New York.

FOURTH: (a) The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is SIX HUNDRED MILLION (600,000,000). The Corporation is authorized to issue two classes of stock to be designated, respectively as Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”). The total number of shares of Common Stock is Five Hundred Million (500,000,000) at $0.0001 par value. The total number of shares of Preferred Stock is One Hundred Million (100,000,000) at $0.0001 par value.

(b) The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or after for each such series, such voting powers, full or limited or no voting powers and such designations, preferences, and relative, participating, optional, or other rights and such qualifications limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Business Corporation Law of the State of New York. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of share of such series.

(c) Three million (3,000,000) shares of Preferred Stock are hereby designated as Series A Convertible Preferred Stock.

(d) Except when automatically converted pursuant to paragraph FOURTH (e) or when liquidated pursuant to the rights described in paragraph FOURTH (f), the Series A Convertible Preferred Stock is convertible at the option of the holder into Common Stock. Each share of the Series A Convertible Preferred Stock is convertible into five shares of Common Stock subject to adjustment (the “Conversion Ratio”).

(e) The shares of Series A Convertible Preferred Stock will be automatically converted into shares of Common Stock (i) upon a public offering of Common Stock resulting in gross proceeds to the Corporation of $25,000,000 or more or (ii) upon the Corporation being given written notice of a vote of written consent of holders of at least two thirds of the shares of Series A Convertible Preferred Stock then outstanding to convert.

(f) Except when converted pursuant to paragraph FOURTH (d) or (e), the shares of the Series A Convertible Preferred Stock shall, prior to a sale of any shares of the Corporation or a merger or consolidation involving the Corporation which will result in a change in identity of the person exercising a majority of the voting rights of the Corporation’s stock, be repurchased by the Corporation for a cash amount equal to three times the initial purchase price per share of Series A Convertible Preferred Stock plus all declared or accrued but unpaid dividends.

(g) The Conversion Ratio shall be adjusted proportionally for any pro rata distributions to holders of shares of Common Stock and adjusted in the event (i) shares of Common Stock are issued by the Corporation at a purchase price per share of Common Stock less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, except in connection with the conversion or exercise of securities convertible into shares of Common Stock or a distribution subject to the terms above, (ii) securities convertible into shares of Common Stock are issued by the Corporation at a purchase price per convertible security divided by its conversion ratio which is less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, or (iii) options or warrants exercisable into shares of Common Stock are issued by the Corporation at an issue price plus exercise price which is less than the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing prior to the issuance, then the Conversion Ratio after the issuance shall equal the product of the initial purchase price per share of the Series A Convertible Preferred Stock multiplied by the number of shares of Common Stock outstanding after the issuance (which includes the number of shares of Common Stock into which the securities convertible into shares of Common Stock issued may be converted) divided by the sum of (X) the number of shares of Common Stock outstanding before the issuance multiplied by the initial purchase price per share of the Series A Convertible Preferred Stock divided by the Conversion Ratio existing before the issuance, (Y) the number of shares of Common Stock or securities convertible into shares of Common Stock issued multiplied by their issue price per share and (Z) the number of shares of Common Stock issuable due to the exercise of options or warrants multiplied by the sum of their issue price and exercise price. For the purposes of this calculation, shares of Common Stock issuable due to options outstanding as of the date hereof, shares of Common Stock issuable due to options and stock awards granted pursuant to the 1999 Stock Incentive Plan, and shares of Common Stock issuable due to warrants granted pursuant to the 1999 Real Estate Partners Warrant Program shall be deemed outstanding.

Notwithstanding the foregoing, shares of Common Stock issued due to options outstanding as of the date hereof, shares of Common Stock issued due to options and stock awards granted pursuant to any stock option plan, shares of Common Stock issued due to warrants granted pursuant to the Corporation’s 1999 Real Estate Partners Warrant program shares of Common Stock issued due to the conversion of the shares of the Series A Convertible Preferred Stock or shares of Common Stock issued in connection with a merger or acquisition shall not cause adjustment of the Conversion Ratio.

(h) The shares of Series A Convertible Preferred Stock are entitled to that number of votes equal to the whole number of shares of Common Stock into which the shares of Series A Convertible Preferred Stock may be converted at the time of such vote.

(i) Prior to January 1, 2003, the Shares of Series A Convertible Preferred Stock outstanding at the time the Corporation declares any dividend to be paid upon the shares of Common Stock are entitled pro rata to those dividends on an as-converted basis (the “Shared Dividend”). The right to any declared but unpaid Shared Dividend shall not terminate upon conversion of the shares of Series A Convertible Preferred Stock after the declaration, but rather shall be distributed proportionately to the shares of Series A Convertible Preferred Stock into which the same may be converted into shares of Common Stock.

(j) From and after January 1, 2003, in addition to any Shared Dividend previously declared but yet unpaid, the shares of Series A Convertible Preferred Stock outstanding are entitled to cumulative cash dividends based on the initial purchase price per share of the shares of Series A Convertible Preferred Stock at the annual rate of four percent above the London Interbank Offered Rate as reported in the Wall Street Journal on the business day preceding the quarterly date payable (the “Cumulative Cash Dividend”). The Cumulative Cash Dividend accrues quarterly in arrears and is payable in cash on the last business day of each calendar quarter up to an amount equal to 50% of the maximum amount legally available for dividend distribution during such quarter and prior to the payment of any dividends on the shares of Common Stock.

(k) From and after January 1, 2004, the shares of Series A Convertible Preferred Stock may be redeemed at the end of any calendar quarter at the option of either the holder or the Corporation, upon sixty days prior written notice, at a cash price equal to the initial purchase price per share of the shares of Series A Convertible Preferred Stock plus declared but unpaid Shared Dividends and accrued but unpaid Cumulative Cash Dividends. The Corporation may not use more than 50% of the cash flow of the Corporation for any quarter to redeem the shares of Series A Convertible Preferred Stock and the minimum amount to be redeemed during any calendar quarter shall be one thousand dollars ($1,000).

(l) Without the approval of the holders of a majority of shares of Series A Convertible Preferred Stock, the shares of Series A Convertible Preferred Stock may not be redeemed other than pursuant to paragraph FOURTH (k).

(m) Without the approval of the holders of a majority of shares of the Series A Convertible Preferred Stock, the Corporation may not repurchase any shares of Common Stock except for buy backs under employee plans and related events (including, without limitation, under the Corporation’s 1999 Incentive Stock Option Plan), which buy-backs are limited to an aggregate amount of $100,000 in any twelve month period.

(n) Without the approval of the holders of a majority of shares of the Series A Convertible Preferred Stock, the Corporation may not authorize on issue any of equity security of the Corporation ranking senior to or pari passu with the shares of the Series A Convertible Preferred Stock.

(o) The shares of the Series A Convertible Preferred Stock are entitled, as a series, to elect one member of the Board of Directors (the “Preferred Director”) and to vote, on an as converted basis, together with the Common Stock in the election of the remaining members of the Board of Directors.

(p) In the event of dissolution liquidation or winding up of the Corporation the holders of shares of the Series A Convertible Preferred Stock are entitled, after the debts of the Corporation shall have been paid to receive out of the assets remaining the initial purchase price per share of the shares of Series A Convertible Preferred Stock together with all dividends thereon cumulated, accrued or in arrears, whether or not earned or declared, before any payment is made or assets set apart for payment to the holders of shares of any other series of Preferred Stock or he Common Stock and shall be entitled to no further payments or distributions Merger or consolidation with one or more corporations shall not constitute dissolution, liquidation or winding up of the Corporation.

FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

c/o	JOSEPH P. GILLETTE

39 Broadway, 19th Floor

New York, New York 10006

SIXTH: (a) To the fullest extent permitted by the New York Business Corporation Law as the same exists or may hereafter be amended, a Director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except (i) for any breach of Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for paying a dividend or approving a stock repurchase which was illegal under the Business Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

(b) The Corporation may indemnity each person who was or is a party or is threatened to be made a party to any threatened pending or completed action suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent or another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees) judgments, fines and amount paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(c) To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under this Paragraph (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Paragraph. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(e) The Corporation may pay expenses incurred by defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding in the manner provided herein upon receipt of any undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Paragraph.

The indemnification and advancement of expenses provided for herein shall unless otherwise provided when authorized or ratified continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the [ILLEGIBLE] and administrators of such person.

(f) The Corporation may purchase and maintain insurance on behalf of any person who [ILLEGIBLE] the Corporation in any capacity referred to hereinabove against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether, or not the Corporation would have the power to indemnify him against such liability under the provisions herein.

(g) The provisions herein shall be applicable to all claims, action, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

(h) The Board of Directors shall have power, in its discretion to provide for and to pay to Directors rendering unusual or exceptional services to the Corporation special compensation appropriate to the value of such services.

(i) By resolution duly adopted by the holders of not less than a majority of the shares of stock then issued and outstanding and entitled to vote at any regular or special meeting of the stockholders of the Corporation duly called and held as provided in the By-Laws of the Corporation, any Directors or Directors of the Corporation may be removed from office at any time or times, with or without cause.

(j) The provisions of this Paragraph shall be in addition to and not in limitation or any other rights indemnities, or limitations of liability to which any Director or officer may be entitled as a matter of law or under any By-Law, agreement vote of stockholders or otherwise.

SEVENTH: Whenever shareholders are required or permitted to take any action by vote such action may be taken without a meeting on written consent, setting forth the action so taken signed by the holders of outstanding shares having not less than the minimum numbers of votes that would be necessary to take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted.

EIGHTH: All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law. In furtherance and not in limitation of the powers conferred by statute and by law the Board of Directors is expressly authorized to make amend alter change, add to or repeal By-Laws of the Corporation without any action on the part of the stockholders.

NINTH: (a) No contract or transaction between the Corporation and one or more of its Directors or between a corporation and any other corporation partnership association or other organization in which one or more of its Directors or officers are Directors or officers or have a financial interest shall be void or viodable solely for this reason or solely because such Directors or officers are present at or participate in the meeting of the Board of Directors of the committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose if:

(1) The material facts as to his or their relationship to or interest in the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to his or their relationship to or interest in the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders: or

(3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by, the Board of Directors, a committee thereof, or the stockholders.

In any case described in this Paragraph, any common or interested Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or any committee which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction. Any director of the Corporation may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a Director of such subsidiary or affiliated corporation.

(b) No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a Director or officer of the Corporation in good faith, if such person (i) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (ii) took, or omitted to take such action in reliance upon advice of counsel for the Corporation or upon financial statements made or information furnished by officers or employees of the Corporation or upon the Corporation’s books of accounts, financial statements, or other reports prepared by an officer or employee of the Corporation or by an independent public accountant or firm of independent public accountants or by an appraiser.

TENTH: Except as otherwise expressly agreed in definitive written documents executed by such stockholder and the Corporation, no stockholder of the Corporation shall have a pre-emptive right because of his stockholdings to have first offered to him any part of any stock of the Corporation hereafter issued optioned or sold on any part of any debenture, bonds and securities of the Corporation convertible into stock hereafter issued optioned or sold by the Corporation. This provision shall operate to defeat pre-emptive rights in all stock now authorized and in all debentures, bonds or securities of the Corporation which may be convertible into stock, and also to defeat pre-emptive rights in any and all stock, and classes of stock, and securities convertible into stock, which the Corporation may be hereafter authorized to issue by any amended certificate duly filed. Thus, any and all of the stock of the Corporation presently authorized, and any and all debentures, bonds or securities of the Corporation, convertible into stock and any and all of the stock of the Corporation which may hereafter be authorized, may at any time be issued optioned, and contracted for sale and/or sold and disposed of by direction of the directors of the Corporation to such persons and upon such terms and conditions as may, to the directors, seem proper and advisable, without first offering the said stock or securities, or any thereof, to existing stockholders. Nothing contained herein shall modify or alter any rights of stockholders existing by reason of any agreement or contract between any such stockholders and the corporation.

4. The foregoing Amended and Restated Certificate of Incorporation was authorized by a majority vote of all the Directors of the Corporation followed by the unanimous written consent of the Shareholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this certificate this 16th day of June, 2000

/s/ David W. Robinson
David W. Robinson, Secretary

F000620000427

RESTATED CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION 807 OF THE BUSINESS CORPORATION LAW

DRAWDOWN

DELANEY-30

ICC STATE OF NEW YORK
DEPARTMENT OF STATE
FILED	JUN 20 2000

TAX	$26.75
8AC New York

FILED BY:

GILLETTE GLOBAL NETWORK, INC.

39 BROADWAY, 19TH FLOOR

NEW YORK, NEW YORK 10006

000620000433

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.

Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F001215000665

CERTIFICATE OF MERGER

OF

EUREKA TELECOMMUNICATIONS, INC.

WITH AND INTO

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION 904 OF THE

BUSINESS CORPORATION LAW

OF THE STATE OF NEW YORK

Pursuant to Section 904 of the Business Corporation Law of the State of New York, Eureka Telecommunications, Inc., a New York corporation (“Eureka”), and Gillette Global Network, Inc., a New York corporation (“GGN”), hereby certify the following information relating to the merger of Eureka with and into GGN (the “Merger”):

FIRST: (A) The name of the surviving corporation shall be Gillette Global Network, Inc., and the names and states of incorporation of the constituent corporations in the Merger (the “Constituent Corporations”) are set forth below:

Name	State of Incorporation
Eureka Telecommunications, Inc.	New York
Gillette Global Network, Inc.	New York

(B) The designation and number of outstanding shares of each class and series of the Constituent Corporation, specifying the classes and series entitled to vote and further specifying each class and series, if any, entitled to vote as a class are set forth below:

Name	Class and No. of Shares Outstanding
Eureka:	100 Shares of Common Stock; Holders of Common Stock Are Entitled to Vote

GGN:	30,807,938 Shares of Common Stock; Holders of Common Stock Are Entitled to Vote

2,663,883 Shares of Preferred Stock; Holders of Preferred Stock Are Entitled to Vote as a Class
6,153,163 Options Exercisable into Shares of Common Stock; Holders of Options Are Not Entitled to Vote
2,948,771 Warrants Exercisable into Shares of Common Stock; Holders of Warrants Are Not Entitled to Vote

152,091 Warrants Exercisable into Shares of Preferred Stock; Holders or Warrants Are Not Entitled to Vote

1

(C) The certificate of incorporation of the surviving corporation shall be amended and restated upon consummation of the Merger to read as did the certificate of incorporation of Eureka immediately prior to the consummation of the Merger (except that the name of the surviving corporation shall remain unchanged):

SECOND: The effective date of the Merger shall be the date of filing of this Certificate of Merger with the Secretary of State of the State of New York.

THIRD: A certificate of incorporation for each of the Constituent Corporations was filed with the Secretary of the State of New York on the date set forth below opposite their respective names:

Name	Date of Filing
Eureka	November 1, 2000
GGN	November 1, 1994

FOURTH: The Merger was authorized by each of the Constituent Coprorations in the following manner:

(A) As to Eureka, by the holders of a majority of all outstanding shares entitled to vote thereon;

(B) As to GGN, by the holders of at least two-thirds (2/3) of the issued and outstanding shares entitled to vote thereon.

2

IN WITNESS WHEREOF, we have signed this certificate on the             day of December, 2000, and we affirm the statements contained herein are true under penalties of perjury.

ATTEST		EUREKA TELECOMMUNICATIONS, INC.

By:	/s/ Raul Martyneck	By:	/s/ Jeffrey Ginsberg
	Name: Raul Martyneck		Name: Jeffrey Ginsberg
	Title: Secretary		Title: Chairman and CEO

ATTEST		GILLETTE GLOBAL NETWORK, INC.

By:	/s/ David W. Robinson	By:	/s/ Joseph Gillette
	Name: David W. Robinson		Name: Joseph Gillette
	Title: Secretary		Title: President and CEO

3

F001215000665

CERTIFICATE OF MERGER

OF

EUREKA TELECOMMUNICATIONS INC.

WITH AND INTO

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

ICC STATE OF NEW YORK DEPARTMENT OF STATE
DRAWDOWN		DEC 15 2000
DELANEY-30	FILED
TAX$
BY:

RECEIVED Dec 15 4 15 PM 00

FILED BY:

GILLETTE GLOBAL NETWORK, INC.

39 BROADWAY, 19TH FLOOR

NEW YORK, NEW YORK 10006

001215000712

4

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

F050513000748 (TR-56 (4/02)

To the honorable Secretary of State of

the State of New York:

Please take notice that pursuant to the provisions of section 203-a of the Tax Law, as amended, the Commissioner of Taxation and Finance of the State of New York does hereby certify that

GILLETTE GLOBAL NETWORK, INC.

a corporation organized to do business under the laws of the State of New York on the date of            November 1,1994                 , and heretofore dissolved by proclamation published on            December 29, 2004                     , pursuant to the provisions of section 203-a of the Tax Law, has paid all franchise taxes, penalties, and interest charges accrued against it.

In witness whereof, the Commissioner of Taxation and Finance has caused this certificate to be executed and the official seal of the Department of Taxation and Finance of the State of New York affixed hereto this twelfth day of May two thousand five

Commissioner of Taxation and Finance

by
Deputy Commissioner

1

F050513000748

Instructions

This certificate must be filed with the Department of State.

The fee of the Secretary of State for filing this certificate is $50. If it is filed later than three months after the date of publication of the proclamation, the Secretary of State will collect an additional sum equal to one-forticth of one percent of all shares with par value and two and one-half cents for every share without par value that the company was authorized to have at the time of publication.

	STATE OF NEW YORK DEPARTMENT OF STATE
	FILED MAY 13 2005

	TAX$	15.00
	BY:	LAP
		765
NEW YORK
	FILED	2005 MAY 13 AM 11:38

In the Matter

of the

Annulment

of the

Dissolution

of

GILLETTE GLOBAL NETWORK, INC

Pursuant to the provisions of section 203-a

of the Tax Law

Certificate of

Payment of Taxes

EUREKA NETWORKS 39 BROADWAY, 19TH FLOOR

NEW YORK, NY 10006

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.

Daniel E. Shapiro
First Deputy Secretary of State

Rev. 06/07

08/23/2005 08:30	15184533437	CT CORPORPATION	PAGE 06/07

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment of the Certificate of Incorporation this 18th day of August, 2005.

/s/ Jeffrey Ginsberg
Jeffrey Ginsberg Chairman

2

08/23/2005 08:30	15184533437	CT CORPORPATION	PAGE 05/07

CT-07	F050823000328

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION OF

GILLETTE GLOBAL NETWORK, INC.

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is Gillette Global Network, Inc. (the “Corporation”).

SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on November 1, 1994. The name under which the corporation was formed was GCI Communications, Inc.

THIRD: The amendment effected by this Certificate of Amendment is as follows:

Paragraph 1 of the Certificate of Incorporation relating to the corporate name is hereby amended to read in its entirety as follows:

“The name of the corporation is Eureka Telecom, Inc.”

FOURTH: The Certificate of Amendment was authorized by the vote of the Board of Directors of the Corporation followed by the written consent of the sole shareholder of all outstanding shares of the Corporation.

********

1

08/23/2005 08:30	151B4533437	CT CORPORPATION	PAGE 07/07

CT-07			F050823000328

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

Under Section 805 of the Business Corporation Law.
FILED 2005 AUG 23 AM 10:40	Filed by:	Morgan Lewis & Bockius LLP
(Name)
502 Carnegie Center
(Mailing Address)
Princeton, NJ 08540
(City, State and Zip Code)

[ILLEGIBLE]	ICC STATE OF NEW YORK DEPARTMENT OF STATE
FILED AUG 23 2005

TAX$

	BY:	[ILLEGIBLE]

NY DRAWDOWN

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.
/s/ Daniel E. Shapiro
Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

070912000011

CT-07

CERTIFICATE OF CHANGE

OF

EUREKA TELECOM, INC.

UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

1. The name of the corporation is EUREKA TELECOM, INC. It was incorporated under the name GCI COMMUNICATIONS, INC.

2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 11.1.94

3. The following was authorized by the Board of Directors:

To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him to: c/o C T Corporation System, 111 Eighth Avenue, New York, N.Y. 10011.

To designate C T CORPORATION SYSTEM, 111 Eighth Avenue, New York, N.Y. 10011 as its registered agent in New York upon whom all process against the corporation may be served.

/s/ Jennifer Shanders
Jennifer Shanders
Attorney In Fact for Charles C. Hunter Authorized Person

070912000011

CT-07	070912000011

FILED

2007 SEP 12 AM 8:02

Certificate of Change

OF

Eureka Telecom, Inc.

Under Section 805-A of the Business Corporation Law

STATE OF NEW YORK DEPARTMENT OF STATE
FILED SEP 12 2007

TAX$

BY:	/s/ Jennifer Shanders

Filed by:	Jennifer Shanders (Name)

208 S.LaSalle Suite 814 (Mailing address)

Chicago, IL 60604 (City, State and ZIP code) CST REF 7012654

NY102 - 03/21/07 CT Systems Online

RECEIVED 2007 SEP 11 PM 4:07	RECEIVED 2007 SEP -6 PM 4:09	RECEIVED 2007 SEP -4 PM 4:09 013

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.
/s/ Daniel E. Shapiro
Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F991115000810

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

(Under Section 805 of the Business Corporation Law)

The undersigned, Joseph Gillette, being the President, and Raul Martynek, being the Secretary, of Gillette Global Network, Inc. (the “Corporation”) do hereby certify:

1. The name of the Corporation is: Gillette Global Network, Inc.

2. The Certificate of Incorporation of the Corporation was filed with the Secretary of the State of the State of New York on November 1, 1994 under the name GCI Communications, Inc., was amended by a Certificate of Amendment filed with the Secretary of State on November 4, 1994 under the name Gillette Communications, Inc., was further amended by a Certificate of Amendment filed with the Secretary of State on December 6, 1995, and was further amended by a Certificate of Amendment filed with the Secretary of State on November 9, 1999.

3. Paragraph FOURTH of the Certificate of Incorporation is hereby amended to increase the number of shares of capital stock and to increase the number of classes the Corporation shall have authority to issue, so that paragraph FOURTH shall read in its entirely as follows:

FOURTH:	(a) The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is SIXTY-FIVE MILLION (65,000,000). The Corporation is authorized to issue two classes of Stock to be designated, respectively as Common Stock (“Common Stock”) and preferred Stock (“Preferred Stock”). The total number of shares of Common Stock is Fifty Million (50,000,000) at $0.0001 par value. The total number of shares of Preferred Stock is Fifteen Million (15,000,000) at $0.0001 par value.

1

(b) The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Business Corporation Law of the State of New York. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

4. (a) The Certificate of Incorporation of the Corporation is hereby amended to limit the liability of Directors and officers of the Corporation to the full extent of the law allowable and for the conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law, so that paragraph SIXTH shall read in its entirety as follows:

SIXTH:	(a) To the fullest extent permitted by the New York Business Corporation Law as the same exists or may hereafter be amended, a Director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for paying a dividend or approving a stock repurchase which was illegal under the Business Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

(b) The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent or another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amount paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2

(c) To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under this Paragraph (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnifreation of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Paragraph. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(e) The Corporation may pay expenses incurred by defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding in the manner provided herein upon receipt of any undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Paragraph.

The indemnification and advancement of expenses provided for herein shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

(f) The Corporation may purchase and maintain insurance on behalf of any person who is as was serving the Corporation in any capacity referred to hereinabove against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions herein.

3

(g) The provisions herein shall be applicable to all claims, action, suits, or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

(h) The Board of Directors shall have power, in its discretion, to provide for and to pay to Directors rendering unusual or exceptional services to the Corporation special compensation appropriate to the value of such services.

(i) By resolution duly adopted by the holders of not less than a majority of the shares of stock then issued and outstanding and entitled to vote at any regular or special meeting of the stockholders of the Corporation duly called and held as provided in the By-Laws of the Corporation, any Director or Directors of the Corporation may be removed from office at any time or times, with or without cause.

(j) The provisions of this paragraph shall be in addition to and not in limitation of any other rights, indemnities, or limitations of liability to which any Director or officer may be entitled, as a matter of law or under any By-Law, agreement, vote of stockholders or otherwise.

5. The Certificate of Incorporation of the Corporation is hereby amended to provide for the corporate authority of the Directors, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law, so that a new paragraph SEVENTH shall read in its entirety as follows:

SEVENTH:	All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law. In furtherance and not in limitation of the powers conferred by statute and by law the Board of Directors is expressly authorized to make, amend, alter, change, add to or repeal By-Laws of the corporation, without any action on the part of the stockholders.

6. The Certificate of Incorporation of the Corporation is hereby amended to provide for authority by the Directors to enter into certain contracts and transactions, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law, so that new paragraph EIGHTH shall read in it entirety as follows:

4

EIGHTH:	(a) No contract or transaction between the Corporation and one or more of its Directors, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such Directors or officers are present at or participate in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if:

(1) The material facts as to his or their relationship to or interest in the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to his or their relationship to or interest in the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

In any case described in this Paragraph, any common or interested Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors or any committee which shall authorize any such contract or transaction and may vote thereat to authorize any such contract or transaction. Any director of the Corporation may vote upon any contract or other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a Director of such subsidiary or affiliated corporation.

5

(b) No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a Director or officer of the Corporation good faith, if such person (i) exercised or used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (ii) took, or omitted to take, such action in reliance upon advice of counsel for the Corporation or upon financial statements made or information furnished by officers or employees of the Corporation or upon the Corporation’s books of accounts financial statements, or other reports prepared by an officer or employee of the Corporation or by an independent public accountant or firm of independent public accountants, or by an appraiser.

7. The Certificate of Incorporation of the Corporation is hereby amended to invalidate pre-emptive rights for all holders of the Corporation’s common stock, so that new paragraph NINTH shall read in its entirety as follows:

NINTH:	No stockholder of the Corporation shall have a pre-emptive right because of his stockholdings to have first offered to him any part of any stock of the Corporation hereafter issued, optioned, or sold, or any part of any debentures, bonds and securities of the Corporation convertible into stock hereafter issued, optioned, or sold by the Corporation. This provision shall operate to defeat pre-emptive rights in all stock now authorized and in all debentures, bonds or securities of the Corporation which may be convertible into stock, and also to defeat pre-emptive rights in any and all stock, and classes of stock, and securities convertible into stock, which the Corporation may be hereafter authorized to issue by any amended certificate duly filed. Thus, any and all of the stock of the Corporation presently authorized, and any and all debentures, bonds, or securities of the Corporation, convertible into stock and any and all of the stock of the Corporation which may hereafter be authorized, may at any time be issued, optioned, and contracted for sale and/or sold and disposed of by direction of the directors of the Corporation to such persons and upon such terms and conditions as may, to the directors, seem proper and advisable, without first offering the said stock or securities, or any part thereof, to existing stockholders. Nothing contained herein shall modify or alter any rights of stockholders existing by reason of any agreement or contract between any such stockholders and the Corporation.

8. The foregoing amendment to the Certificate of Incorporation was authorized by a majority vote of all the Directors of the Corporation followed by a majority vote of all the Shareholders of the Corporation.

6

IN WITNESS WHEREOF, the undersigned has signed this certificate on the 10th day of November 1999, and the undersigned affirms that the statements contained herein are true under penalty of perjury.

/s/ Joseph Gillette
Joseph Gillette, President

/s/ Raul Martynek
Raul Martynek, Secretary

7

F991115000810

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

DRAWDOWN

DELANEY-30

STATE OF NEW YORK

DEPARTMENT OF STATE

[ILLEGIBLE] NOV15 [ILLEGIBLE]

FILED BY:

DAVID ROBINSON, ESQ.

294 CENTRE STREET

NUTLEY, NJ 07110

991115000817

8

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012.
/s/ Daniel E. Shapiro
Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F941101000085

CERTIFICATE OF INCORPORATION

OF

GCI COMMUNICATIONS, INC.

Pursuant to Section 402 of the Business Corporation Law

I, the undersigned, a natural person of at least 18 years of age, for the purpose of forming a corporation under Section 402 of the Business Corporation Law of the State of New York hereby certify:

FIRST:	The name of the corporation is:

GCI COMMUNICATIONS, INC.

SECOND:	The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under Article IV of the Business Corporation Law, except that is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:	The office of the corporation is to be located in the County of NEW YORK State of New York.

FOURTH:	The aggregate number of shares which the corporation shall have the authority to issue is TWO HUNDRED AT $1.00 PAR VALUE, each of which shall be common stock.

FIFTH:	The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

c/o JOSEPH B. GILLETTE
370 CENTRAL PARK WEST #314
NEW YORK, NY 10025

1

SIXTH	No director of the corporation shall have personal liability to the corporation or to its shareholders for damages for any breach of duty in such capacity, provided, however, that the provision shall not eliminate or limit:

(a) the liability of any director of the corporation if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or, with respect to any director of the corporation, that his acts violated Section 719 of the Business Corporation Law of the State of New York, or

(b) the liability of a director for any act or omission prior to the final adoption of this article.

IN WITNESS WHEREOF, this certificate of incorporation has been subscribed by the undersigned this 10/31/94, who affirms the statements made herein are true under the penalties of perjury.

/s/ Christine Pucci
Christine Pucci, Incorporator

XL Corporate & Research
Services, Inc.
194 Washington Avenue
Albany, New York 12210

2

F941101000085

Certificate of Incorporation

of

GCI COMMUNICATIONS, INC.

Pursuant to Section 402 of the Business Corporation Law

XL – 39

BILLED

FILED

Nov 1 10:27 AM ’94

Filed By:

MR. LESLIE SUSSER, ESQ.

6 EAST 43RD ST. SUITE 1900

NEW YORK, NY 10017

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED NOV 01 1994

TAX$	10
BY:	TLG
New York

941101000093

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev.06/07

F941104000144

Certificate of Amendment

of

Certificate of Incorporation

of

GCI COMMUNICATIONS, INC.

Pursuant to Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED:

FIRST: The name of the Corporation is GCI COMMUNICATIONS, INC. hereinafter referred to as the “Corporation”.

SECOND: The Certificate of Incorporation was filed with the Department of State of the State of New York on November 1, 1994.

THIRD: The Certificate of Incorporation is hereby amended to effect the foregoing change

To amend paragraph FIRST, the name of the corporation

Paragraph FIRST shall read as follows:

FIRST: The name of the Corporation is:

GILLETTE COMMUNICATIONS, INC.

FOURTH: The amendment to the Certificate of Incorporation was authorized by the written consent of the incorporator of the corporation there being no shareholders of record or subscribers to shares whose subscriptions have been accepted nor officers or directors.

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed by the undersigned, this 3rd day of November 1994, who affirms that the statements made herein are true under the penalties of perjury.

/s/ Christine Pucci
Christine Pucci
Incorporator

1

F941104000144

Certificate of Amendment

of the

Certificate of Incorporation

of

GCI COMMUNICATIONS, INC.

Pursuant to Section 805 of the Business Corporation Law

XL-39

BILLED

FILED BY:

Leslie Susser Esq.

6 east 43rd Street, Suite 1900

New York, NY 10017

STATE OF NEW YORK
DEPARTMENT OF STATE
FILED NOV 04 1994

TAX $

BY:	TLG
New York

941104000152

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F951206000576

E-12	E-12

Certificate of Amendment of

the Certificate of Incorporation of

GILLETTE COMMUNICATIONS, INC.

Pursuant to §805 of the Business Corporation Law

I, Joseph P. Gillette, the sole director and sole shareholder of Gillette Communications, Inc. (the “Corporation”), for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to §805 of the Business Corporation Law, do hereby certify as follows:

FIRST: The name of the Corporation is Gillette Communications, Inc.

SECOND: The Certificate of Incorporation was filed with the Department of State on 11/1/94, under the name GCI Communications, Inc., and was amended on 11/4/94.

THIRD: Paragraph FIRST of the Certificate of Incorporation, as amended, is hereby further amended to change the name of the Corporation, so that such paragraph FIRST shall read in its entirety as follows:

FIRST:	The name of the Corporation is:

GILLETTE GLOBAL NETWORK, INC.

FOURTH: Paragraph FOURTH of the Certificate of Incorporation is hereby amended to increase the aggregate number of shares the Corporation shall have authority to issue, so that such paragraph FOURTH shall read in its entirety as follows:

FOURTH:	The aggregate number of shares which

the Corporation shall have the

authority to issue is TEN THOUSAND

AT $1.00 PAR VALUE, each of which

shall be common stock.

FIFTH: This certificate was authorized by a vote of the sole director and sole shareholder of the Corporation, pursuant to §803(a) of the Business Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment has been subscribed to by me this 30th day of November, 1994. I hereby affirm that the statements made herein are true under the penalties of perjury.

/s/ Joseph P. Gillette
Joseph P. Gillette
Sole Director
Sole Shareholder

‘

1

F951206000576

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE COMMUNICATIONS, INC.

Under Section 805 of the Business Corporation Law

ICC STATE OF NEW YORK
DEPARTMENT OF STATE
FILED DEC 6 1995

TAX $	10
BY:	MMR
New York

E-12	FILER:	E-12

AEGIS J. FRUMENTO, ESQ.
805 THIRD AVENUE
NEW YORK, NY 10022

BILLED

951206000616

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on August 16, 2012. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

F991109000663

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

(Under Section 805 of the Business Corporation Law)

The undersigned, Joseph P. Gillette, being the President, and Raul Martynek, being the Secretary, of Gillette Global Network, Inc. (the “Corporation”) do hereby certify:

1. The name of the Corporation is: Gillette Global Network, Inc.

2. The Certificate of Incorporation of the Corporation was filed with the Secretary of the State of the State of New York on November 1, 1994 under the name GCI Communications, Inc., was amended by a Certificate of Amendment filed with the Secretary of State on November 4, 1994 under the name Gillette Communications, Inc., and was further amended by a Certificate of Amendment filed with the Secretary of State on December 6, 1995.

3. Paragraph FOURTH of the Certificate of Incorporation is hereby amended to reduce the par value of the Corporation’s capital stock to $0.0001 from $1.00 per share. The Corporation currently has 10,000 shares of common stock authorized, $1.00 par value, of which 6,550 shares are issued or reserved for issuance and 3,450 shares are unissued. After such reduction of the par value, there will be 10,000 shares of common stock authorized, $0.0001 par value, of which 6,550 shares are issued or reserved for issuance and 3,450 shares are unissued. Paragraph FOURTH shall read in its entirety as follows:

FOURTH:	(a) The aggregate number of shares of which the Corporation shall have the authority to issue is TEN THOUSAND AT $0.0001 PAR VALUE, each of which shall be common stock.

4. The foregoing amendment to the Certificate of Incorporation was authorized by a majority vote by all the Shareholders of the Corporation and a majority vote of all the Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this certificate on this 4th day of November, 1999, and the undersigned affirms that the statements contained herein are true under penalty of perjury.

/s/ Joseph Gillette
Joseph Gillette, President

/s/ Raul Martynek
Raul Martynek, Secretary

** TOTAL PAGE.02 **

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F991109000663

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

GILLETTE GLOBAL NETWORK, INC.

UNDER SECTION OF THE BUSINESS CORPORATION LAW

ICC
STATE OF NEW YORK
DEPARTMENT OF STATE NOV 09 1999

DRAWDOWN	FILED
DELANEY-30	TAX$	No TAX
	BY:	MMR

FILED BY:	[ILLEGIBLE]
DAVID ROBINSON, ESQ.
294 CENTRE STREET
NUTLEY, NEW JERSEY 07110

991109000685

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